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                                                                    Exhibit 99.4

                                                                       EXHIBIT B
                                                         to Revolving Credit and
                                                              Guaranty Agreement

                          SECURITY AND PLEDGE AGREEMENT

         SECURITY AND PLEDGE AGREEMENT (the "Agreement"), dated as of February
                                             ---------
20, 2002 by and among GALEY & LORD, INC., a Delaware corporation (the "Borrower"), and the domestic subsidiaries of the Borrower signatory hereto
 --------
(together with the Borrower, the "Grantors"), each a debtor and
                                  --------
debtor-in-possession under Chapter 11 of the Bankruptcy Code and FIRST UNION NATIONAL BANK, as administrative agent (in such capacity, the "Agent") for the
                                                               -----
financial institutions and other lenders (the "Banks") party to the Credit
                                               -----
Agreement (as hereinafter defined).

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Agent, the Banks and the Grantors are entering into a Revolving Credit and Guaranty Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "Credit Agreement"); and
                                        ----------------

         WHEREAS, unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined; and

         WHEREAS, it is a condition precedent to the making of Loans and the issuance of Letters of Credit that the Grantors shall have granted a security interest, pledge and lien on (x) all cash and cash equivalents maintained in the Letter of Credit Account pursuant to Section 364(c)(2) of the Bankruptcy Code and (y) certain of the Grantors' assets and properties and the proceeds thereof pursuant to Sections 364(c)(2), 364(c)(3) and 364(d)(1) of the Bankruptcy Code; and

         WHEREAS, the grant of such security interest, pledge and lien has been authorized pursuant to Sections 364(c)(2), 364(c)(3) and 364(d)(1) of the Bankruptcy Code by the Interim Order and (after its entry by the Bankruptcy Court) the Final Order; and

         WHEREAS, to supplement the Interim Order and the Final Order without in any way diminishing or limiting the effect of the Interim Order and the Final Order or the security interest, pledge and lien granted thereunder, the parties hereto desire to more fully set forth their respective rights in connection with such security interest, pledge and lien; and

         WHEREAS, this Agreement has been approved by the Interim Order and (after its entry by the Bankruptcy Court) the Final Order;

         NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make Loans and issue Letters of Credit, the Grantors hereby agree with the Agent as follows:

         SECTION 1. Grant of Security and Pledge. Each of the Grantors hereby
                    ----------------------------
transfers, grants, bargains, sells, conveys, hypothecates, assigns, pledges and sets over to the Agent for its benefit and the ratable benefit of the Banks and hereby grants to the Agent for its benefit and the ratable benefit of the Banks, a perfected pledge and security interest in all of each Grantors' right, title and interest in and to the following (the "Collateral"), which pledge and security interest shall be
                    ----------
subject to the priorities and other terms set forth in Section 2.23 of the Credit Agreement:

         (a) all present and future accounts, accounts receivable and other rights of each of the Grantors to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance (collectively, the "Accounts");
                                                             --------

         (b) all goods and merchandise now owned or hereafter acquired by each of the Grantors wherever located, whether in the possession of a Grantor or of a bailee or other person for sale, storage, transit, processing, use or otherwise consisting of whole goods, components, supplies, materials, or consigned, returned or repossessed goods which are held for sale or lease or to be furnished (or have been furnished) under any contract of service or which are raw materials, work-in-process, finished goods or materials used or consumed in such Grantor's business or processed by or on behalf of any Grantor (collectively, the "Inventory");
                    ---------

         (c) all machinery, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, vehicles, vessels, aircraft and all other goods of every type and description (other than Inventory), in each instance whether now owned or hereafter acquired by each of the Grantors and wherever located (collectively, the "Equipment");
                                                      ---------

         (d) all works of art now owned or hereafter acquired by each of the Grantors, including, without limitation, paintings, sketches, drawings, prints, sculptures, crafts, tapestries, porcelain, carvings, artifacts, renderings and designs whether now owned or hereafter acquired;

         (e) all rights, interests, choses in action, causes of action, claims and all other intangible property of each of the Grantors of every kind and nature (other than Accounts, Trademarks, Patents and Copyrights), in each instance whether now owned or hereafter acquired by such Grantor, including, without limitation, all general intangibles, but excluding avoidance actions under the Bankruptcy Code (it being understood and agreed, however, that the proceeds of any such avoidance actions shall be available to repay the Obligations); all corporate and other business records; all loans, royalties, and other obligations receivable; all inventions, designs, trade secrets, computer programs, software, printouts and other computer materials, goodwill, registrations, copyrights, licenses, franchises, customer lists, credit files, correspondence, and advertising materials (to the extent the same are assignable); all customer and supplier contracts, firm sale orders, rights under license and franchise agreements (including all license agreements with any other Person in connection with any of the Patents and Trademarks or such other Person's names or marks, whether such Grantor is a licensor or licensee under any such license agreement but only to the extent such license agreements are assignable), and other contracts and contract rights; all interests in partnerships and joint ventures; all tax refunds and tax refund claims; all right, title and interest under leases, subleases, licenses and concessions and other agreements to the extent assignable relating to real or personal property; all payments due or

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made to each of the Grantors in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any person or governmental authority; all deposit accounts (general or special) with any bank or other financial institution; all credits with and other claims against carriers and shippers; all rights to indemnification; all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interest in trusts; all proceeds of insurance of which each of the Grantors is beneficiary; and all letters of credit, guaranties, liens, security interests and other security held by or granted to each of the Grantors; and all other intangible property, whether or not similar to the foregoing (collectively, the "General Intangibles");
 -------------------

         (f) all chattel paper, all instruments, all notes and debt instruments and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor, and all bills of lading, warehouse receipts and other documents of title and documents, in each instance whether now owned or hereafter acquired by each of the Grantors;

         (g) all property or interests in property now or hereafter acquired by each of the Grantors which may be owned or hereafter may come into the possession, custody or control of the Agent or any agent or affiliate of the Agent in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise), and all rights and interests of each of the Grantors, now existing or hereafter arising and however and wherever arising, in respect of any and all (i) notes, drafts, letters of credit, stocks, bonds, and debt and equity securities, whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; (ii) money (including, without limitation, all cash and cash equivalents held in the Letter of Credit Account (as defined and referred to in the Credit Agreement)); (iii) proceeds of loans, including, without limitation, Loans made under the Credit Agreement; and (iv) insurance proceeds and books and records relating to any of the property covered by this Agreement; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof;

         (h) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof (except for "intent to use" applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed), all whether now owned or hereafter acquired by each of the Grantors, including, but not limited to, those described in Schedule 3 annexed hereto and made a part hereof, and all reissues, extensions or renewals thereof and all licenses thereof (together, in each case, with the goodwill of the business connected with the use of, and symbolized by each such trademark, service mark, trade name and trade dress, all of the foregoing being herein referred to as the "Trademarks");
                                                  ----------

         (i) all letters patent of the United States or any other country, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by each of the Grantors, including, but not limited to, those described in
Schedule 3 annexed hereto and made a part hereof, and (ii) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof (all of the foregoing being herein referred to as the "Patents");
                                                               -------

         (j) all copyrights of the United States, or any other country, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof, all whether now owned or hereafter acquired by each of the Grantors, including, but not limited to, those described in Schedule 3 hereto and all renewals and extensions thereof and all licenses thereof (all of the foregoing being herein referred to as the "Copyrights");
 ----------

         (k) all books, records, ledger cards and other property at any time evidencing or relating to the Collateral;

         (l) (i) all the shares of capital stock and membership interests owned directly by each Grantor, as applicable, including, without limitation, those shares listed on Schedule 4 hereto of the issuers listed thereon (individually, an "Issuer", and collectively, the "Issuers") and any and all additional shares
    ------                          -------
of capital stock of any issuer obtained in the future directly by such Grantor and the certificates representing or evidencing all such shares (the "Pledged
                                                                      -------
Shares"); (ii) all other property which may be delivered to and held by the
------
Agent in respect of the Pledged Shares pursuant to the terms hereof; (iii) subject to Section 9 below, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses
(i) and (ii) above; and (iv) subject to Section 9 below, all rights and privileges of each Grantor, as applicable, with respect to the securities and other property referred to in clauses (i), (ii) and (iii) (the items referred to in clauses (i) through (iv) being collectively called the "Pledged Collateral");
                                                           ------------------

         (m) all other personal property of each of the Grantors, whether tangible or intangible, and whether now owned or hereafter acquired; and

         (n) all proceeds and products of any of the foregoing, in any form, including, without limitation, any claims against third parties for loss or damage to or destruction of any or all of the foregoing and to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

Notwithstanding anything contained herein to the contrary, the total amount of shares of capital stock or other ownership interests of any Person pledged pursuant to Section 1(l) above that is not incorporated or organized in the United States shall in no event exceed sixty-five percent (65%) of the total outstanding shares of capital stock or such other ownership interests thereof.

     SECTION 2. Security for Obligations. This Agreement and the Collateral
                ------------------------
secure the payment of all obligations of each of the Grantors, now or hereafter existing, under the Credit Agreement and the other Loan Documents (and any other documents in respect of such obligations), and in respect of Indebtedness permitted by Section 6.03(vi) of the Credit Agreement), whether for principal, interest, fees, expenses or otherwise, and all obligations of each of the Grantors now or hereafter existing under or in respect of this Agreement (all such obligations of the Grantor being herein called the "Obligations").
                                                         -----------

     SECTION 3. Delivery of Pledged Collateral; Other Action. Upon written
                --------------------------------------------
request by the Agent (and without further order of the Bankruptcy Court), all certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Agent pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. Upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right (for the ratable benefit of the Banks), at any time in its discretion and without notice to the Grantors to transfer to or to register in the name of the Agent or any of its nominees any or all of the Pledged Collateral.

     SECTION 4. Representations and Warranties. Each Grantor, jointly and
                ------------------------------
severally, represents and warrants as follows:


         (a) All of the Inventory and/or Equipment is located at the places specified in Schedule 1 hereto. The chief places of business and chief executive offices of each of the Grantors and the offices where each Grantor keeps its records concerning any Accounts and all originals of all chattel paper which evidence any Account are located at the places specified in Schedule 2 hereto. All trade names under which each of the Grantors has sold and will sell Inventory are listed on Schedule 3 hereto.

         (b) Each of the Grantors owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement and except as permitted under Section 6.01 of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except (x) such as may have been filed in favor of the Agent relating to this Agreement and (y) in favor of any holder of a Lien permitted under Section
6.01 of the Credit Agreement.

         (c) As of the Filing Date, no Grantor owns any material Trademarks, Patents or Copyrights or has any material Trademarks, Patents or Copyrights registered in, or the subject of pending applications in, the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, other than those described in
Schedule 3 hereto. The registrations for the material Trademarks, Patents and Copyrights disclosed on such Schedule 3 hereto are valid and subsisting and in full force and effect. None of the material Patents or Copyrights have been abandoned or dedicated.

         (d) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. None of the Pledged Shares have been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer is subject.

            (e) Each Grantor, as the case may be, is the legal and beneficial owner of the Pledged Shares as described on Schedule 4, free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement and the Interim and Final Orders and Liens permitted under Section 6.01.

            (f) Except as disclosed on Schedule 4, the Pledged Shares described in Section 1(l) hereof constitute all of the issued and outstanding shares of stock of each of the Issuers and no Issuer is under any post-petition contractual obligation to issue any additional shares of stock or any other securities, rights or indebtedness.

            (g) Except for the Interim Order and the Final Order, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant and pledge by each of the Grantors of the security interests granted hereby or for the execution, delivery or performance of this Agreement by each of the Grantors or (ii) for the perfection of the security interests or the exercise by the Agent of its rights and remedies hereunder.

     SECTION 5. Further Assurances.
                ------------------

            (a) Each of the Grantors agrees that from time to time, at the expense of the Grantors, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce any of its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, and without further order of the Bankruptcy Court, each of the Grantors will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

            (b) Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law.

            (c) Each Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

     SECTION 6. As to Equipment and Inventory.  Each Grantor shall:
                -----------------------------

            (a) Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business or Inventory or Equipment otherwise permitted to be sold pursuant to the Credit Agreement) at the places specified therefor in
Schedule 1 hereto or, upon prior written notice to the Agent following any transfer thereof to a different jurisdiction, at other places in jurisdictions where all action required by Section 5 shall have been taken to assure the continuation of the perfection of the security interest of the Agent (for its benefit and the ratable benefit of the Banks) with respect to the Equipment and Inventory.

            (b) Subject to provisions of the Credit Agreement, maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment, and make or cause to be made all appropriate repairs, renewals and replacements thereof, to the extent not obsolete and consistent with past practice of such Grantor, as quickly as practicable after the occurrence of any loss or damage thereto which are necessary or reasonably desirable to such end, except where the failure to do any of the foregoing would not have a material adverse effect on the assets, properties, condition (financial or otherwise), operations or prospects of the Grantors, taken as a whole.

            (c) Until satisfaction in full of the Obligations, at any time when an Event of Default has occurred and is continuing: (i) each Grantor will perform any and all reasonable actions requested by the Agent to enforce the Agent's security interest in the Inventory and all of the Agent's rights hereunder, such as subleasing warehouses to the Agent or its designee, placing and maintaining signs, appointing custodians, transferring Inventory to warehouses, and delivering to the Agent warehouse receipts and documents of title in the Agent's name; (ii) if any Inventory is in the possession or control of any of the Grantors' agents, contractors or processors or any other third party, each such Grantor will notify the Agent thereof and will notify such agents, contractors or processors or third party of the Agent's security interest therein and, upon request, instruct them to hold all such Inventory for the Agent's and such Grantor's account, as their interests may appear, and subject to the Agent's instructions; (iii) the Agent shall have the right to hold all Inventory subject to the security interest granted hereunder; and (iv) the Agent shall have the right to take possession of the Inventory or any part thereof and to maintain such possession on such Grantor's premises or to remove any or all of the Inventory to such other place or places as the Agent desires in its sole discretion. If the Agent exercises its right to take possession of the Inventory, such Grantor, upon the Agent's demand, will assemble the Inventory and make it available to the Agent at such Grantor's premises at which it is located.

     SECTION 7. As to Accounts.
                --------------

            (a) Each Grantor shall keep its chief place of business and chief executive office and the offices where it keeps its records concerning the Accounts, and the offices where it keeps all originals of all chattel paper which evidence Accounts, at the location or locations therefor specified in
Section 4(a) or, upon prior written notice to the Agent, at such other locations in a jurisdiction where all actions required by Section 5 shall have been taken with respect to the Accounts. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of the Agent, at any time during normal business hours and upon reasonable prior written notice, to inspect and make abstracts from such records and chattel paper in accordance with Section 5.06 of the Credit Agreement.

            (b) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect in accordance with its customary practice, at its own expense, all amounts due or to become due to such Grantor under the Accounts and, prior to the occurrence and continuance of an Event of Default, such Grantor shall have the right to adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, all in accordance with its customary practices. In connection with such collections, the Grantors may, upon the occurrence and during the continuation of an Event of Default, take (and at the direction of the Agent shall take) such action as the Grantors or the Agent may reasonably deem necessary or advisable to enforce collection of the Accounts; provided, that following the
                                                 --------
occurrence and during the continuation of an Event of Default, the Agent shall have the right to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts, and to adjust, settle or compromise the amount or payment thereof, to the same extent as such Grantor might have done. After receipt by such Grantor of the notice referred to in the proviso to the preceding sentence, and unless and until such notice is rescinded by the Agent by written notice to such Grantor, all amounts and proceeds (including instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Agent (for the ratable benefit of the Banks) hereunder, shall be segregated from other funds of the Grantors and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Grantors if such Event of Default shall have been cured or waived or (B) if such Event of Default shall be continuing, applied as provided by Section 15, and (ii) the Grantors shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

     SECTION 8. As to Trademarks, Patents and Copyrights.
                ----------------------------------------

            (a) Each Grantor shall, either itself or through licensees, continue to use the Trademarks as each is currently used in such Grantor's business in order to maintain the Trademarks in full force, free from any claim of abandonment for nonuse and each such Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated, unless such failure to use a Trademark or such invalidation is not reasonably likely to have a material adverse effect on the assets, properties, condition (financial or otherwise), operations or prospects of the Grantors taken as a whole.

            (b) No Grantor will do any act, or omit to do any act, whereby the Patents or Copyrights may become abandoned or dedicated and each such Grantor shall notify the Agent immediately if it knows of any reason or has reason to know that any application or registration may become abandoned or dedicated, unless such abandonment or dedication is not reasonably likely to have a material adverse effect on the condition (financial or otherwise), operations or prospects of the Grantors taken as a whole.

            (c) No Grantor will, either itself or through any agent, employee, licensee or designee (i) file an application for the registration of any material Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or (ii) file any assignment of any patent or trademark, which such Grantor may acquire from a third party, with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless such Grantor shall, within 30 days after
                               ------
the date of such filing, notify the Agent thereof, and, upon request of the Agent, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Agent may request to evidence the Agent's interest in such Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby appoints the Agent as its attorney-in-fact to execute and file all such writings for the foregoing purposes, all lawful acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

            (d) Each Grantor will take all necessary steps in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain in all material respects each application and registration of all material Trademarks, Patents and Copyrights, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

            (e) Each Grantor will, without further order of the Bankruptcy Court, perform all acts and execute and deliver all further instruments and documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office, and the United States Copyright Office, respectively, reasonably requested by the Agent at any time to evidence, perfect, maintain, record and enforce the Agent's interest in all material Trademarks, Patents and Copyrights or otherwise in furtherance of the provisions of this Agreement, and each Grantor hereby authorizes the Agent to execute and file one or more financing statements (and similar documents) or copies thereof or of this Security Agreement with respect to material Patents, Trademarks and Copyrights signed only by the Agent.

            (f) Each Grantor will, upon acquiring knowledge of any use by any person of any term or design likely to cause confusion with any material Trademark, promptly notify the Agent and take all actions as it may deem in the best interests of such Grantor, and such actions as the Agent may reasonably request for the protection of the Agent's interest in and to the Trademarks.

     SECTION 9. As to the Pledged Collateral; Voting Rights; Dividends; Etc.
                -----------------------------------------------------------

            (a) So long as no Event of Default shall have occurred and be continuing:

                (i) the Grantors (as applicable) shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement;

                (ii) notwithstanding the provisions of Section 1 hereof, such
            Grantors shall be entitled to receive and retain any and all cash dividends and distributions paid in respect of the Pledged Collateral to the extent not in violation of the Credit Agreement; provided, that any and all
            --------

                (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                (C) cash paid, payable or otherwise distributed in respect of, or in redemption of, or in exchange for, any Pledged Shares; (provided, however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by the Agreement), shall be, and shall be forthwith delivered to the Agent to hold as, Pledged Collateral and shall, if received by any of the Grantors, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement); and

                (iii) the Agent shall execute and deliver (or cause to be executed and delivered) to any Grantor all such proxies and other instruments as such Grantor (as applicable) may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph
           (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above;

           (b)  Upon the occurrence and during the continuance of an Event of
           Default:

                (i) upon written notice from the Agent to the Grantors (as applicable) to such effect, all rights of such Grantors (as applicable) to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 9(a)(i) and to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 9(a)(ii) shall cease, and all such rights shall thereupon become vested in the Agent, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral any such dividends; and

                (ii) all dividends which are received by such Grantors contrary to the provisions of paragraph (i) of this Section 9(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Grantors and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

     SECTION 10. Insurance. Upon the occurrence and during the continuance of
                 ---------
any Event of Default, all insurance payments in respect of Inventory and Equipment shall be held, applied and paid to the Agent as specified in Section 15 hereof.

     SECTION 11. Transfers to Others; Liens; Additional Shares. Each Grantor
                 ---------------------------------------------
shall not:

          (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except for dispositions otherwise permitted by the Credit Agreement.

          (b) Create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure any obligation of any person or entity, except for the security interest created by this Agreement, the Credit Agreement and the Orders, or except as otherwise permitted by the Credit Agreement.

          (c) Each of the Grantors (as applicable) agrees that it will (i) cause each of the Issuers that are Subsidiaries not to issue any stock or other securities in addition to or substitution for the Pledged Shares issued by such Issuer, except to the respective Grantor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional shares of stock or other securities of each Issuer of the Pledged Shares.

     SECTION 12. Agent Appointed Attorney-in-Fact. Each Grantor hereby
                 --------------------------------
irrevocably appoints the Agent such Grantor's attorney-in-fact (which appointment shall be irrevocable and deemed coupled with an interest), with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion, upon and during the occurrence and continuation of an Event of Default, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                 (i) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 10,

                 (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                 (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause
            (i) or (ii) of this Section,

                 (iv) to receive, endorse and collect all instruments made payable to any Grantor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, and

                 (v) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

     SECTION 13. Agent May Perform. If any Grantor fails to perform any
                 -----------------
agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith (as to which invoices have been furnished) shall be payable by any of the Grantors under Section 16(b).

     SECTION 14. The Agent's Duties. The powers conferred on the Agent hereunder
                 ------------------
are solely to protect its interest and the interests of the Banks in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, including, without limitation, ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters.

     SECTION 15. Remedies. If any Event of Default shall have occurred and be
                 --------
continuing (it being understood that the exercise of any remedy set forth in this Agreement shall be subject to the provisions of Section 7 of the Credit Agreement):

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, and without application to or order of the Bankruptcy Court, all the rights and remedies of a secured party on default under the Uniform Commercial Code and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties and (ii) without notice except as specified in the following sentence, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of such sale shall be required by law, at least ten days' notice to the Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) The Agent may instruct the Grantors not to make any further use of the Patents, Copyrights or Trademarks or any mark similar thereto for any purpose to the extent that such use would be inconsistent with the exercise by the Agent of any other remedies under this Section.

          (c) The Agent may license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Trademarks, Patents or Copyrights throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine, provided, however, that such license would not violate any law or agreement to which a Grantor is a party.

          (d) The Agent may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Grantors in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and each of the Grantors hereby releases the Agent from, and agrees to hold the Agent free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement except claims involving gross negligence, willful misconduct or bad faith of the Agent.

          (e) In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, each Grantor shall supply its know-how and expertise relating to the Trademarks, Patents or Copyrights, and its customer lists and other records relating to the Trademarks, Patents or Copyrights to the Agent or its designee.

          (f) In order to implement the assignment, sale or other disposal of any of the Trademarks, Patents or Copyrights, the Agent may, at any time, pursuant to the authority granted in Section 12 hereof, execute and deliver on behalf of the Grantors, one or more instruments of assignment of the Trademarks, Patents or Copyrights (or any application of registration thereof), in form suitable for filing, recording or registration in any country.

          (g) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and then or at any time thereafter or shall, upon instruction from the Required Banks, be applied (after payment of any amounts payable to the Agent pursuant to Section 16 hereof) in whole or in part against, all or any part of the Obligations in such order as provided for in the Credit Agreement. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

          (h) If at any time when the Agent shall determine to exercise its right to sell all or any part of the Pledged Collateral pursuant to this Section 15, such Pledged Collateral or the part thereof to be sold shall not be effectively registered under the Securities Act of 1933, as amended, and as from time to time in effect, and the rules and regulations thereunder (the "Securities Act"), the Agent is hereby expressly authorized to sell such Pledged
 --------------
Collateral or such part thereof by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Agent, in compliance with applicable securities laws, (a) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or such part thereof shall have been filed under such Securities Act, (b) may approach and negotiate with a restricted number of potential purchasers to effect such sale and (c) may restrict such sale to purchasers as to their number, nature of business and investment intention including without limitation to purchasers each of whom will represent and agree to the satisfaction of the Agent that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Collateral, or part thereof, it being understood that the Agent may cause or require each Grantor, and each Grantor hereby agrees upon the written request of the Agent, to cause (i) a legend or legends to be placed on the certificates to be delivered to such purchasers to the effect that the Pledged Collateral represented thereby has not been registered under the Securities Act and setting forth or referring to restrictions on the transferability of such securities; and (ii) the issuance of stop transfer instructions to such Issuer's transfer agent, if any, with respect to the Pledged Collateral, or, if such Issuer transfers its own securities, a notation in the appropriate records of such Issuer. In the event of any such sale, each Grantor does hereby consent and agree that the Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price which the Agent may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were public and deferred until after registration as aforesaid.

     SECTION 16.  Indemnity and Expenses.
                  ----------------------

          (a) Each Grantor, jointly and severally, agrees to indemnify the Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities directly arising from the Agent's own gross negligence, willful misconduct or bad faith.

          (b) The Grantors will upon demand pay to the Agent the amount of any and all reasonable expenses (as to which invoices have been furnished), including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by any of the Grantors to perform or observe any of the provisions hereof.

          (c) The Grantors assume all responsibility and liability arising from the use of the Trademarks, Patents and Copyrights except for claims, losses or liabilities directly arising from the Agent's own gross negligence, willful misconduct or bad faith.

          (d) Each of the Grantors agrees that the Agent does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by any of the Grantors, and except as the same may have resulted from the gross negligence, willful misconduct or bad faith of the Agent, each of the Grantors hereby jointly and severally agree to indemnify and hold the Agent harmless with respect to any and all claims by any person relating thereto.

     SECTION 17.  Security Interest Absolute. All rights of the Agent and
                  --------------------------
security interests hereunder, and all obligations of each of the Grantors hereunder, shall be absolute and unconditional, irrespective of any circumstance which might constitute a defense available to, or a discharge of, any guarantor or other obligor in respect of the Obligations.

     SECTION 18.  Amendments; Etc. No amendment or waiver of any provision of
                  ---------------
this Agreement, nor any consent to any departure by any of the Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 19. Addresses for Notices. All notices and other communications
                 ---------------------
provided for hereunder shall be in writing and shall be given in accordance with the applicable provisions of the Credit Agreement.

     SECTION 20. Continuing Security Interest. This Agreement shall create a
                 ----------------------------
continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon each of the Grantors, their successors and assigns and (iii) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each of the Banks and their respective successors, transferees and assigns. Upon the payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors subject to any existing liens, security interests or encumbrances on such Collateral. Upon any such termination, the Agent will, at the Grantor's expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

     SECTION 21. Governing Law. This Agreement shall be governed by and
                 -------------
construed in accordance with the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York and by Federal law (including, without limitation, the Bankruptcy Code) to the extent the same has pre-empted the law of the State of New York or such other jurisdiction.

     SECTION 22. Headings. Section headings in this Agreement are included
                 --------
herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, each of the Grantors and the agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                             GRANTORS:

                             GALEY & LORD, INC.
                             GALEY & LORD INDUSTRIES, INC.
                             G&L SERVICE COMPANY
                               NORTH AMERICA, INC.
                             SWIFT TEXTILES INC.
                             SWIFT DENIM SERVICES INC.

                             By:   /s/ Leonard F. Ferro
                                   --------------------------------------
                             Name:     Leonard F. Ferro
                             Title:    Vice President, Secretary and Treasurer

                             GALEY & LORD PROPERTIES, INC.
                             SWIFT DENIM PROPERTIES, INC.

                             By:   /s/ Anthony J. Forman
                                   --------------------------------------
                             Name:     Anthony J. Forman
                             Title:    Vice President and Treasurer

                             GREENSBORO TEXTILE ADMINISTRATION LLC
                             BRIGHTON WEAVING LLC
                             FLINT SPINNING LLC
                             SOCIETY HILL FINISHING LLC
                             McDOWELL WEAVING LLC


                             By:   /s/ Leonard F. Ferro
                                   --------------------------------------
                             Name:     Leonard F. Ferro
                             Title:    Manager



                Signature page to Security and Pledge Agreement

                                    FIRST UNION NATIONAL BANK,
                                      individually and as Agent

                                    By:    /s/ Colleen McCullum
                                           ----------------------------------
                                    Name:  Colleen McCullum
                                    Title: Director





                Signature page to Security and Pledge Agreement